   As filed with the Securities and Exchange Commission on January 20, 1999
                                                    Registration No. 333-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                   ----------

                               MESSAGEMEDIA, INC.
             (FORMERLY KNOWN AS FIRST VIRTUAL HOLDINGS INCORPORATED) (Exact Name Of Registrant As Specified In Its Charter)

                                   ----------

         DELAWARE                                     33-0612860
(State or Other Jurisdiction of             (I.R.S. Employer Identification No.)
Incorporation or Organization)

                                   ----------

                    4104 SORRENTO VALLEY BOULEVARD, SUITE 200
                           SAN DIEGO, CALIFORNIA 92121
                                 (619) 410-3700

                    (Address Of Principal Executive Offices)

                                   ----------

                                 1995 STOCK PLAN
                            (Full Title Of The Plan)

                                  BERT C. KLEIN
                  VICE PRESIDENT OF FINANCE AND ADMINISTRATION
                           AND CHIEF FINANCIAL OFFICER
                               MESSAGEMEDIA, INC.
                    4104 SORRENTO VALLEY BOULEVARD, SUITE 200
                           SAN DIEGO, CALIFORNIA 92121
                                 (619) 410-3700

            (Name, Address, Including Zip Code, And Telephone Number,
                   Including Area Code, Of Agent For Service)

                                   ----------

                                   COPIES TO:
                              D. BRADLEY PECK, ESQ.
                               COOLEY GODWARD LLP
                        4365 EXECUTIVE DRIVE, SUITE 1100
                           SAN DIEGO, CALIFORNIA 92121
                                 (619) 550-6000

                                   ----------

                        CALCULATION OF REGISTRATION FEE


=========================================================================================================
                                           PROPOSED MAXIMUM      PROPOSED MAXIMUM
 TITLE OF SECURITIES     AMOUNT TO BE     OFFERING PRICE PER    AGGREGATE OFFERING        AMOUNT OF
  TO BE REGISTERED        REGISTERED          SHARE (1)             PRICE (1)         REGISTRATION FEE
---------------------------------------------------------------------------------------------------------
Stock Options and
Common Stock, par         3,000,000       $.01 - $7.5625        $18,474,874           $5,136
value $.001
=========================================================================================================

(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rules 457(c) and (h)(1) of the Securities Act of 1933, as amended (the "Securities Act"). The price per share and aggregate offering price are calculated based upon (a) the weighted average of $.01 to $4.06, the exercise price for 695,103 shares subject to outstanding options granted under the 1995 Stock Plan and (b) the average of the high and low prices of Registrant's Common Stock on January 13, 1999 as reported on the Nasdaq National Market for the remainder of the shares subject to the 1995 Stock Plan registered hereunder.


================================================================================

                    INCORPORATION BY REFERENCE OF CONTENTS OF
                REGISTRATION STATEMENT ON FORM S-8 NO. 333-24789


The Registration Statement on Form S-8 (No. 333-24789) filed by the Registrant with the Securities and Exchange Commission on April 8, 1997 is incorporated herein by reference and made a part hereof with such modifications as are set forth below.


PART II - INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

        The validity of the shares of Common Stock offered hereby will be passed upon for the Company by Cooley Godward LLP, San Diego, California.



                                    EXHIBITS

EXHIBIT
NUMBER
5.1            Opinion of Cooley Godward LLP.

23.1           Consent of Ernst & Young LLP, Independent Auditors.

23.2           Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this
               Registration Statement.

24             Power of Attorney is contained on the signature pages.

99.1           1995 Stock Plan, as amended.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Act, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, State of California, on January 20, 1999.


                                           MESSAGEMEDIA, INC.



                                           By /s/ BERT C. KLEIN
                                              ----------------------------------
                                              Bert C. Klein
                                              Vice President of Finance and
                                              Administration and Chief Financial
                                              Officer


                                POWER OF ATTORNEY


        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Keith S. Kendrick and Bert C. Klein and each or any one of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                               TITLE                               DATE

/s/ KEITH S. KENDRICK                   President                           January 20, 1999
-----------------------------
KEITH S. KENDRICK



/s/ BERT C. KLEIN                       Chief Financial Officer and         January 20, 1999
-----------------------------           Vice President of Finance and
BERT C. KLEIN                           Administration (Principal
                                        Financial and Accounting
                                        Officer)

/s/ BRADLEY A. FELD                     Co-Chairman of the Board of         January 20, 1999
-----------------------------           Directors
BRADLEY A. FELD



                                        Co-Chairman of the Board of         January 20, 1999
-----------------------------           Directors
RONALD D. FISHER



/s/ PAMELA H. PATSLEY                   Director                            January 20, 1999
-----------------------------
PAMELA H. PATSLEY



/s/ GARY E. RIESCHEL                    Director                            January 20, 1999
-----------------------------
GARY E. RIESCHEL



                                        Director                            January 20, 1999
-----------------------------
LEE H. STEIN

                                  EXHIBIT INDEX


 EXHIBIT
 NUMBER             DESCRIPTION
  5.1               Opinion of Cooley Godward LLP
 23.1               Consent of Ernst & Young LLP, Independent Auditors
 23.2               Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration Statement
 24                 Power of Attorney is contained on the signature page
 99.1               1995 Stock Plan, as amended